Net (Loss) Income Per Share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Net (Loss) Income Per Share

26 Net (loss) income per share

The following table sets forth pertinent data relating to the computation of basic and diluted net (loss) income per share attributable to common shareholders.

	Years ended December 31,
	2019	2018	2017
	$	$	$
Net (loss) income	(6,042)	4,187	(16,796)
Basic weighted average number of shares outstanding	17,494,472	16,440,760	14,958,704
Diluted weighted average number of shares outstanding	17,494,472	17,034,812	14,958,704
Items excluded from the calculation of diluted net (loss) income per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	953,557	889,685	713,918
Share purchase warrants	6,629,144	3,391,844	3,417,840

Net (loss) income per share is calculated by dividing net (loss) income by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options, DSUs and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.